SECURITIES AND EXCHANGE COMMISSION
Washington D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 15, 2007

Date of Report (Date of earliest event reported)
COMMUNICATION INTELLIGENCE CORPORATION

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)
0-19301 94-2790442 --------------------------------------- ------------------------------------ (Commission file number) (IRS employer identification number)
275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065

(Address of principal executive offices)
(650) 802-7888

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01. Entry into a Material Definitive Agreement; Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant; Item 3.02 Unregistered Sales of Equity Securities.

On June 15, 2007, Communication Intelligence Corporation (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”), each dated as of June 15, 2007. The Company secured the right to borrow up to one million dollars ($1,000,000). The Company expects to use the proceeds of the financing for additional working capital.

This new credit facility is the third credit facility with the same shareholder that provided the previously announced credit facilities. Pursuant to the Purchase Agreement, upon each draw, the Company will issue one or more notes, payable within eighteen months after issuance, bearing interest at the rate of fifteen percent (15%) per annum payable quarterly in cash.  Also, the Company will be required to issue warrants to purchase shares of its common stock, the number to be determined by use of a formula known as the Cox-Rubenstein Model, which takes into account the volatility of the underlying stock, the risk free interest rate, dividend yield and exercise price. The exercise price of the warrants will be determined by the volume weighted average price of the common stock for the thirty business days preceding the date of the applicable draw.  The warrants will include piggyback registration rights for the underlying shares to participate in certain future registrations of the Company’s common stock.  The terms of the Purchase Agreement required the Company to draw $400,000 of the funds upon signing.  Pursuant to that draw and applying the formula described above, the Company has issued warrants to purchase 3,167,898 shares of its common stock at an exercise price of $0.25.  No commitment fee is required to keep the funds available.

Incorporated herein by reference are the following: Purchase Agreement (Exhibit 10.34), Registration Rights Agreement (Exhibit 10.35), form of the note (Exhibit 10.36), form of investor warrant (Exhibit 10-37) and a press release dated June 20, 2007 announcing the transactions described above (Exhibit 99.1) . The respective description of the Purchase Agreement, the Registration Rights Agreement, the form of note and the form of investor warrant contained herein is qualified in its entirety by the respective terms of each agreement incorporated herein by reference.

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Item 7.01. Regulation FD Disclosure.

On June 20, 2007, the Company issued a press release relating to the Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit 10.34	Note and Warrant Purchase Agreement dated June 15, 2007 among Communication Intelligence Corporation and the Purchaser.
Exhibit 10.35	Registration Rights Agreement dated June 15, 2007 among Communication Intelligence Corporation and the Purchaser
Exhibit 10.36	Form of Promissory Note to be issued by Communication Intelligence Corporation
Exhibit 10.37	Form of Warrant to be issued by Communication Intelligence Corporation
Exhibit 99.1	Press Release announcing Credit Facility

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2007	Communication Intelligence Corporation

	By:	/s/ Frank Dane
Frank Dane
Chief Financial and Legal Officer

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Exhibit Index
Exhibit	Description

Exhibit 10.34	Note and Warrant Purchase Agreement dated June 15, 2007 among Communication Intelligence Corporation and the Purchaser

Exhibit 10.35	Registration Rights Agreement dated June 15, 2007 among Communication Intelligence Corporation and the Purchaser

Exhibit 10.36	Form of Promissory Note to be issued by Communication Intelligence Corporation

Exhibit 10.37	Form of Warrant to be issued by Communication Intelligence Corporation

Exhibit 99.1	Press Release announcing Credit Facility

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